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                                 EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the June 20, 1997 Registration Statement on Form S-4 of our report, dated January 31, 1997, relating to the consolidated financial statements of Premier Bancshares, Inc. and subsidiaries, contained in the Registration Statement on Form S-4 (Registration No. 333-24537), and to the reference to our Firm under the caption "Experts."



                                   MAULDIN & JENKINS, LLC



                                   /s/ MAULDIN & JENKINS, LLC



Atlanta, Georgia
June 19, 1997